Exhibit 99.1

POLARIS INDUSTRIES INC. Scott W. Wine, Chairman & CEO Raymond James Institutional Investors Conference March 3-4, 2014

2013 Sales by Geography Polaris at a Glance – Market Leading Global Businesses 2 IR Mar-2014 2013 Sales by Product 67% 16% 8% 6% 3% Off-Road Vehicles PG&A Snowmobiles United States 72% International 16% EMEA 79% of Total Int'l Canada 12% * from continuing operations SALES $3.8 BILLION UP 18% NET INCOME* $381 MILLION UP 22% Total Company FY 2013 Motorcycles Small Vehicles 2

$2,657 $3,210 +18% $3,777 $228 $312 $381 NET INCOME* UP 12% TO 16% 2011 2012 2013 2014 Guidance Sales Guidance Net Income 4th Straight Year of Exceptional Financial Performance Polaris at a Glance – Key Financial Metrics * from continuing operations SALES UP 11% TO 14% EPS $3.20 $4.40 +23% $5.40 UP 14% TO 18% $6.17 TO $6.37 3 IR Mar-2014 3

Polaris Strategic Objectives

Vision & Strategy

VISION
Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY
Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

IR Mar-2014 4

Acquisitions Strategic Alliances 2009 2010 2011 2012 2013 2014 5 IR Mar-2014 M&A Activity A Story of Innovation & Growth Private Limited 5

6 IR Mar-2014 R&D Spend R&D Investment Fuels Innovation & Growth 600 experienced engineers Industry-leading technology centers Wyoming, MN Roseau, MN Bergdorf, Switzerland 26 New MY ’14/’14.5 products introduced Off-Road Vehicles 12 Motorcycles 5 Snowmobiles 9 2013 Vitality Index 72% (% of revenue from new products 2011-2013) Research and Development Facility in Wyoming, MN $106M $127M $139M 4.0% 4.0% 3.7% 2011 2012 2013 R&D $ % Sales RZR ® XP 4 1000 32hp ProStar ® Engine

Introducing a Whole New Off-Road Experience Continuing to Innovate How People Experience the Off-Road $7,499 US RIDE 32 HP Pro-Star DOHC engine 48” Width - Trail Capable On-Demand All-Wheel Drive 10.25” Ground Clearance CONFIDENCE ROPS Cab frame  Point seat belt Safety nets ERGONOMICS & COMFORT Plush contoured seat Adjustable bucket seat Adjustable Tilt Steering Wheel TARGET CUSTOMER Trail Rider / Recreational Hunter / Fisherman Light Work IR Mar-2014 7

A Unique Vehicle Leveraging Best in Class Features of Sportsman & RZR 8 Sportsman ACE 4X4 Video IR Mar-2014

9 IR Mar-2014 PG&A Snowmobiles All Businesses Expecting Sales Growth in 2014 Motorcycles Off-Road Vehicles SxS SxS ATV ATV 2013 2014 Guidance 2013 2014 Guidance 2013 2014 Guidance 2013 2014 Guidance Up high-single digits % +13% $2,521M Up mid-single digits % +7% $302M 800 Indy® SP Up 65% to 75% Up Mid-teens % +33% $611M +12% $220M Best in Powersports Plus MY14 Victory Cross Country® Factory Custom Paint MY14 Indian® Chieftain® RANGER® CREW® 900 RZR XP® 1000 with LOCK&RIDE® Accessories

The All New Platform 2015 Polaris Snowmobiles 13 New 2015 Models Launched + 12 Limited Edition Models RIDER-BALANCED CONTROL – Smoother ride, Sharper handling UNRIVALED ACCELERATION – More power, Less weight RIDER-CENTRIC COMFORT – LCD gauge with GPS, LED headlight IR Mar-2014 10

POLARIS

Indian Motorcycle Update

2013 Re-Launch

Sturgis Reveal: 5,000 live attendees
4.1M viewers watched on HISTORY Channel

Web/Social: 4.6M site visits

Public Relations: ~2.7B global PR impressions
14 magazine covers

Consumer Engagement: 844K leads
3,450 demo rides at Sturgis alone

2014 Build the Brand

Add Distribution: currently ~210 signed
One-third outside N.A.

Expand the portfolio

Elevate customer experience
Dealer groups; RiderX

Increase production

Grow Apparel & Accessories

Refine Retail Flow Management (RFM)


Sales
+12%
$220M
Indian
Victory
2013
Up
65% to 75%
Indian
Victory
Slingshot
2014
Guidance


RoadRUNNER
MOTORCYCLE TOURING & TRAVEL
CAPTIVATING CASCADES
VERMONT
AMERICAN MUSCLE

Motorcycle of the Year
Indian Chieftain
December 2013


Indian

Indian of Sioux Falls, SD

Award Winning Bikes, Quality Dealers, Expanding Capacity

IR Mar-2014 11

2010 2011 2012 2013 2014 Guidance Sales +177% $123 2013 2014 Expectations Sales Growth Through Adjacencies 12 IR Mar-2014 Small Vehicles Building Foundation for Successful Adjacency Businesses GEM® e4 AIXAM GTO 2013 2014 Expectations Sales . DAGOR™ MV850 SxS (MRZR) Up 25% to 30% +177% $123M

Global Market Leadership Polaris International Sales ($ millions) Gaining Share in Challenging Economic Environment 2012 2013 2014 Guidance Up about 10% +29% $592 $461 EMEA sales increase driven by market share gains in ORV; Aixam acquisition PG&A up 26% in 2013 Manufacturing plants in Jaipur, India and Opole, Poland under construction – on plan and on budget Eicher-Polaris JV Plant in Jaipur, India Expected start of production in Q4 2014 EMEA +38%* ASIA PACIFIC -4% LATIN AMERICA +20% International FY 2013 Sales Growth IR Mar-2014 13 Note: Includes Aixam Mega Acquisition in April 2013  13

LEAN Enterprise – Global Customer Excellence Goal: Deliver a customer-driven, lean enterprise - sales, service, marketing, & interactive Tim Larson hired to lead Sales & Customer Excellence Jonathan Blaisdell promoted to Chief Lean Officer Driving an efficient and integrated end-to-end experience for dealers and customers 14 IR Mar-2014 Elevating Customer’s Total Polaris Experience Excellence at Every Touchpoint  14

LEAN Enterprise 15 QUALITY SAFETY 2011 2012 2013 < 1% 1.7x 1.5x 1.4x 2011 2012 2013 2011 2012 2013 Improvements Across Key Metrics GROSS MARGIN EXPANSION PRODUCTION Total Recordable Injury Rate79% Improvement in 3 Years 27.9% 28.8% 29.7% down 50 to 70 bps 2011 2012 2013 2014 Guidance Materials Labor & Overhead GP % 3-Year CAGR: +12% IR Mar-2014 Warranty as a % of Sales

POLARIS

Summary – 2014 Business Outlook

Tenuous improvement in U.S., global economies

Risks outweigh opportunities

Powersports Industry growing; competition intensifying

Resilient, dedicated customers

Innovation and execution drive ORV, PG&A growth

Customer Excellence potential accelerator

Big year for motorcycles

Indian expansion continues; Victory grows profitably

Adjacency opportunities plentiful

Push for synergies and growth

Lean transformation accelerates

Focus on quality, speed and waste elimination

Execution Key to Delivering 5th Straight Year of Record Performance

IR Mar-2014 16

Appendices 2014 Full Year Guidance Detail 2014 Full Year Gross Margin Guidance Balance Sheet and Liquidity Profile Income From Financial Services Global Manufacturing Operations 17 IR Mar-2014

Another Year of Double-digit Sales and Earnings Growth Expected 2014 Full Year Guidance METRIC GUIDANCE Product Line Sales Off-Road Vehicles Up high single digits % Snowmobiles Up mid-single digits % Motorcycles Up 65% to 75% Small Vehicles Up 25% to 30% PG&A Up mid-teens % International Up about 10% Total Company Sales Up 11% to 14% Gross Margins Down 50 to 70 bps Operating Expenses Down about 100 bps Income from Financial Services Up mid-single digits % Income Taxes 34.25% to 34.5% of pretax income Net Income from continuing operations Up 12% to 16%EPS, Diluted from continuing operations $6.17 - $6.37 (+14% to 18%) Share Count Down 2% to 3% Change from 2013 Increased/  favorable Decreased/ unfavorable 18 IR Mar-2014

2014 Full Year Guidance METRIC GUIDANCE Product Line Sales Off-Road Vehicles Up high single digits % Snowmobiles Up mid-single digits % Motorcycles Up 65% to 75% Small Vehicles Up 25% to 30% PG&A Up mid-teens % International Up about 10% Total Company Sales Up 11% to 14% Gross Margins Down 50 to 70 bps Operating Expenses Down about 100 bps Income from Financial Services Up mid-single digits %Income Taxes 34.25% to 34.5% of pretax income Net Income from continuing operations Up 12% to 16% EPS, Diluted from continuing operations $6.17 - $6.37 (+14% to 18%) Share Count Down 2% to 3% Change from 2013 Increased/ favorable Decreased/ unfavorable 18 IR Mar-2014 19

Balance Sheet & Liquidity Profile Remains Healthy Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) FY 2013 Fav / (UnFav) 2012 2014 Full Year Guidance Cash $92.2 ($324.8) Increase Debt $287.6 ($180.4) Decreased Credit Facility $350.0 Flat Unchanged Factory Inventory $417.9 ($73.0) Increase single digits % Capital Expenditures $251.4 ($148.3) Lower, but > $200M Depreciation & Amortization $92.1 ($21.5) Increase about 40% from 2013 Operating cash flow from continuing operations $499.2 $83.0 Increase similar to 2014 sales increase Dividend $1.68 per share $0.20 per share Increase over 2013 Polaris Acceptance Receivables $928.5 ($161.3) Increase single-digits % Retail Credit – Approval Rate – Penetration Rate 58% 32% -2% -2% Stable 20 IR Mar-2014

Income from Financial Services ($M) it Approval Rate Wholesale Credit PA Receivables ($M) Inco21 IR Mar-2014 Ample Wholesale and Retail Credit Availability Retail Credit Penetration Rate Full Year income from financial services expected to increase somewhat faster than sales growth in 2013 Higher retail sales volume Increased dealer inventories Polaris Acceptance 50/50 joint venture with GE U.S. Dealer Financing 18-year joint venture contract until 2017 Three-year Avg. ROI = 31% Third party arrangements: Capital One (2014), GE (2016) and Sheffield (2016) No Credit or funding risk to Polaris Approval and penetration rates have stabilized at acceptable levels Other Other Wholesale Credit Wholesale Credit Retail Financing Retail Financing 2012 2013 2014 Expectations $34 $46 Up mid single digits % $568 $767 $928 2011 2012 2013 61% 60% 58% 2011 2012 2013 34% 34% 32%2011 2012 2013  21

Global Manufacturing Operations Expanding into Europe and Asia Current Polaris MFG Locations Future Polaris MFG Locations Monterrey MEXICO SxS, Engines Spirit Lake/Milford IOWA SxS, Motorcycles, GEM, Commercial Roseau MINNESOTA Snow, ATV, SxS Osceola WISCONSIN Engines Bourran FRANCE Goupil Chanas, Aix-les-Bains FRANCE Aixam Mega Opole POLAND ATV, SxS Jaipur INDIA Eicher JV 22 IR Mar-2014

Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2014 sales, shipments, margins, net income from continuing operations and cash flow, the trend toward producing more of the Company’s own engines for its vehicles, the opportunities for expansion and diversification of the Company’s business, the impact of the repurchase of shares on the Company’s full year 2014 earnings per share and the Company’s guidance on earnings per share from continuing operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forwardlooking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2012 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forwardlooking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.23 IR Mar-2014